                                                                   EXHIBIT 10.05



                          VERITAS SOFTWARE CORPORATION

                        1993 DIRECTORS STOCK OPTION PLAN

          AS ADOPTED OCTOBER 1, 1993, AMENDED JANUARY 26, 1994, AMENDED
       OCTOBER 19, 1994, AMENDED APRIL 20, 1995, AMENDED APRIL 17, 1996,
          AMENDED JANUARY 12, 1997, AMENDED APRIL 15, 1999 AND AMENDED
                  OCTOBER 14, 1999 (EFFECTIVE JANUARY 1, 1999)

     1. PURPOSE. This Stock Option Plan (this "Plan") is established to provide equity incentives for nonemployee members of the Board of Directors of VERITAS Software Corporation, a corporation organized under the laws of the State of Delaware, any successor corporation thereto and any corporation that assumes the Plan (the "Company") who are described in Section 6.1 below, by granting such persons options to purchase shares of stock of the Company.

     2. ADOPTION AND SHAREHOLDER APPROVAL. This Plan shall become effective on the date that it is adopted by the Board of Directors (the "Board") of the Company. This Plan shall be approved by the affirmative vote or written consent of the holders of a majority of the outstanding shares of Common Stock of the Company, within twelve months after the date this Plan is adopted by the Board. Upon the effective date of this Plan, options under this Plan ("Options") may be granted provided that, in the event that shareholder approval is not obtained within the time period provided herein, this Plan, and all Options granted hereunder, shall terminate. No Option that is issued as a result of any increase in the number of shares authorized to be issued under this Plan shall be exercised prior to the time such increase has been approved by the shareholders of the Company and all such Options granted pursuant to such increase shall similarly terminate if such shareholder approval is not obtained.

     3. TYPES OF OPTIONS AND SHARES. Options granted under this Plan shall be nonqualified stock options ("NQSOs"). The shares of stock that may be purchased upon exercise of Options granted under this Plan (the "Shares") are shares of the Common Stock of the Company or any successor security.

     4. NUMBER OF SHARES. The maximum number of Shares that may be issued pursuant to Options granted under this Plan is 562,500 Shares, subject to adjustment as provided in this Plan. If any Option is terminated for any reason without being exercised in whole or in part, the Shares thereby released from such Option shall be available for purchase under other Options subsequently granted under this Plan. At all times during the term of this Plan, the Company shall reserve and keep available such number of Shares as shall be required to satisfy the requirements of outstanding Options under this Plan. The numbers of Shares represented in this Plan are stated as of January 1, 1999, and therefore do not reflect the two-for-one stock split announced by the Board on June 7, 1999 and paid as a stock dividend on July 8, 1999 to stockholders of record on June 18, 1999.

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     5. ADMINISTRATION. This Plan shall be administered by the Board or by a committee of not less than two members of the Board appointed to administer this Plan (the "Committee"). As used in this Plan, references to the Committee shall mean either such Committee or the Board if no committee has been established. The interpretation by the Committee of any of the provisions of this Plan or any Option granted under this Plan shall be final and binding upon the Company and all persons having an interest in any Option or any Shares purchased pursuant to an Option.

     6. ELIGIBILITY AND AWARD FORMULA.

        6.1 ELIGIBILITY. Options may be granted only to directors of the Company who are not employees of the Company or any Parent, Subsidiary or Affiliate of the Company, as those terms are defined in Section 17 below (each an "Optionee"). Directors who are consultants and independent contractors of the Company or of any Parent, Subsidiary or Affiliate of the Company are eligible to participate in the Directors Plan.

        6.2 INITIAL GRANT. Each Optionee who is first elected or reelected to the Board after the effective date of the Company's registration statement (the "Registration Statement") filed with, and declared effective by, the Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "1933 Securities Act") on or after January 1, 1999 will automatically be granted an option for 25,000 Shares on the later of (i) the date such Optionee is first elected or reelected to the Board or (ii) the date his or her most recent prior option becomes fully vested as to all Shares or terminates (whether such option was granted under this Plan, the Company's 1993 Equity Incentive Plan or otherwise) (the "Initial Grant"). An Optionee who has received an Initial Grant or a Succeeding Grant prior to any assumption of this Plan shall not be granted an Initial Grant. The Board will have the discretion to increase the number of Shares subject to the Initial Grant to 54,000 Shares without shareholder approval.

        6.3 SUCCEEDING GRANTS. On the anniversary date of his or her most recent prior option (whether such option was granted under this Plan, the Company's 1993 Equity Incentive Plan or otherwise) Optionee will automatically be granted an Option for 6,500 Shares, provided that Optionee is still a member of the Board (a "Succeeding Grant"). Notwithstanding the foregoing, an Optionee shall not receive a Succeeding Grant earlier than the first anniversary of his or her Initial Grant. The Board will have the discretion to increase the number of Shares subject to a Succeeding Grant to 13,500 Shares without shareholder approval.

        6.4 MAXIMUM SHARES. The maximum number of Shares that may be issued to any one director under this Plan is 108,000. No grant will be made, however, if such grant will cause the number of Shares issued or subject to outstanding Options under this Plan to exceed the number specified in Section 4 above.

     7. TERMS AND CONDITIONS OF OPTIONS. Subject to the following and to Section 6 above:

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        7.1 FORM OF OPTION GRANT. Each Option granted under this Plan shall be evidenced by a written Stock Option Grant ("Grant") in such form (which need not be the same for each Optionee) as the Committee shall from time to time approve, which Grant shall comply with and be subject to the terms and conditions of this Plan.

        7.2 VESTING. The date an Optionee is first elected or reelected to the Board for the first time, as to the Initial Grant, and the date a Succeeding Grant is granted, is referred to in this Plan as the "Start Date" for such Option. Each Initial Grant granted prior to January 1, 1999 will vest as to 3,375 Shares subject to it on the last day of each calendar quarter (not to exceed 13,500 Shares per year); provided that Optionee attended at least one Board meeting during such quarter and provided further that the Board meeting Optionee attended occurred after the date of grant. Each Initial Grant granted on or after January 1, 1999 will vest as to 521 Shares subject to it on the last day of each calendar month (not to exceed 6,250 Shares per year). Each Succeeding Grant granted prior to January 1, 1999 will vest as to 844 Shares subject to it on the last day of each calendar quarter (not to exceed 3,375 Shares per year); provided that Optionee attended at least one Board meeting during such quarter and provided further that the Board meeting Optionee attended occurred after the date of grant. Each Succeeding Grant granted on or after January 1, 1999 will vest as to 135 Shares per calendar month (not to exceed 1,625 Shares per year). Initial Grants granted on or after April 17, 1996 and Succeeding Grants shall be exercisable immediately upon grant for a period of ten years. Exercised unvested Shares shall be subject to a right of repurchase in the Company at the original purchase price that lapses as such Shares vest. Each Option will fully vest as to any Shares that remain unvested on the day immediately preceding the tenth anniversary of the Start Date of such Option. Each outstanding Option shall be exercisable and vest in accordance with the Grant by which it was originally granted.

        7.3 EXERCISE PRICE. The exercise price of an Option shall be the Fair Market Value (as defined in Section 17.4) of the Shares, at the time that the Option is granted.

        7.4 TERMINATION OF OPTION. Except as provided below in this Section, this Option shall terminate and may not be exercised if Optionee ceases to be a member of the Board or a consultant of the Company. The date on which Optionee ceases to be a member of the Board or a consultant of the Company shall be referred to as the "Termination Date."

           (a) Termination Generally. If Optionee ceases to be a member of the Board or a consultant of the Company for any reason except death or disability, this Option, to the extent (and only to the extent) that it would have been exercisable by Optionee on the Termination Date, may be exercised by Optionee within six (6) months after the Termination Date, but in no event later than the Expiration Date.

           (b) Death or Disability. If Optionee ceases to be a member of the Board or a consultant of the Company because of the death of Optionee or the disability of Optionee within the meaning of Section 22(e)(3) of the Internal Revenue Code of 1986, as amended, (the "Code") this Option, to the extent (and only to the extent) that it would have been exercisable by Optionee on the Termination Date, may be exercised by Optionee (or Optionee's legal representative) within twelve (12) months after the Termination Date, but in no event later than the Expiration Date.

     8. EXERCISE OF OPTIONS.

        8.1 NOTICE. Options may be exercised only by delivery to the Company of an exercise agreement in a form approved by the Committee, stating the number of Shares being purchased, the restrictions imposed on the Shares and such representations and agreements regarding the Optionee's investment intent and access to information as may be required by the Company to comply with applicable securities laws, together with payment in full of the exercise price for the number of Shares being purchased.

        8.2 PAYMENT. Payment for the Shares may be made (a) in cash or by check;
(b) by surrender of shares of Common Stock of the Company that have been owned by Optionee for more than six (6) months (and which have been paid for within the meaning of SEC Rule 144 and, if such shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such shares) or were obtained by the Optionee in the open public market, having a Fair Market Value equal to the exercise price of the Option; (c) by waiver of compensation due or accrued to Optionee for services rendered; (d) provided that a public market for the Company's stock exists, through a "same day sale" commitment from Optionee and a broker-dealer that is a member of the National Association of Securities Dealers (a "NASD Dealer") whereby Optionee irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased to pay for the exercise price and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the exercise price directly to the Company; (e) provided that a public market for the Company's stock exists, through a "margin" commitment from Optionee and a NASD Dealer whereby Optionee irrevocably elects to exercise the Option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the exercise price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the exercise price directly to the Company; or (f) by any combination of the foregoing.

        8.3 WITHHOLDING TAXES. Prior to issuance of the Shares upon exercise of an Option, Optionee shall pay or make adequate provision for any federal or state withholding obligations of the Company, if applicable.

        8.4 LIMITATIONS ON EXERCISE. Notwithstanding the exercise periods set forth in the Grant, exercise of an Option shall always be subject to the following limitations:

           (a) An Option shall not be exercisable unless such exercise is in compliance with the 1933 Securities Act and all applicable state securities laws, as they are in effect on the date of exercise.

           (b) The Committee may specify a reasonable minimum number of Shares that may be purchased on any exercise of an Option, provided that such minimum number will not prevent Optionee from exercising the full number of Shares as to which the Option is then exercisable.

     9. NONTRANSFERABILITY OF OPTIONS. During the lifetime of Optionee, an Option shall be exercisable only by Optionee or by Optionee's guardian or legal representative, unless otherwise permitted by the Committee. No Option may be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent and distribution.

     10. PRIVILEGES OF STOCK OWNERSHIP. No Optionee shall have any of the rights of a shareholder with respect to any Shares subject to an Option until the Option has been validly exercised. No adjustment shall be made for dividends or distributions or other rights for which the record date is prior to the date of exercise, except as provided in this Plan. The Company shall provide to each Optionee a copy of the annual financial statements of the Company, at such time after the close of each fiscal year of the Company as they are released by the Company to its shareholders.

     11. ADJUSTMENT OF OPTION SHARES. In the event that the number of outstanding shares of Common Stock of the Company is changed by a stock dividend, stock split, reverse stock split, combination, reclassification or similar change in the capital structure of the Company without consideration, the number of Shares available under this Plan, the maximum number of Shares that can be granted to a director and the number of Shares subject to outstanding Options, the number of Shares vesting per quarter or per month and the exercise price per Share of such Options shall be proportionately adjusted, subject to any required action by the Board or shareholders of the Company and compliance with applicable securities laws; provided, however, that no certificate or scrip representing fractional shares shall be issued upon exercise of any Option and any resulting fractions of a Share shall be ignored; provided further, however, that in the event that the number of shares of Common Stock of the Company is changed by a stock dividend or a stock split without consideration, the Board will have the discretion not to proportionately adjust the number of Shares subject to each Initial Grant and the number of Shares subject to each Succeeding Grant, and the number of Shares to vest per month subject to such Initial Grants and Succeeding Grants.

     12. NO OBLIGATION TO EMPLOY. Nothing in this Plan or any Option granted under this Plan shall confer on any Optionee any right to continue as a director or a consultant of the Company.

     13. COMPLIANCE WITH LAWS. The grant of Options and the issuance of Shares upon exercise of any Options shall be subject to and conditioned upon compliance with all applicable requirements of law, including without limitation compliance with the 1933 Securities Act, any required approval by the Commissioner of Corporations of the State of California, compliance with all other applicable state securities laws and compliance with the requirements of any stock exchange or national market system on which the

Shares may be listed. The Company shall be under no obligation to register the Shares with the Securities and Exchange Commission or to effect compliance with the registration or qualification requirement of any state securities laws, stock exchange or national market system.

     14. ACCELERATION OF OPTIONS BY SUCCESSORS. In the event of a dissolution or liquidation of the Company, a merger in which the Company is not the surviving corporation, the sale of substantially all of the assets of the Company, or any other transaction which qualifies as a "corporate transaction" under Section 424 of the Code wherein the shareholders of the Company give up all of their equity interest in the Company (except for the acquisition of all or substantially all of the outstanding shares of the Company) the vesting of all options granted pursuant to the Plan will accelerate and the options will become exercisable in full prior to the consummation of such event at such times and on such conditions as the Committee determines.

     15. AMENDMENT OR TERMINATION OF PLAN. The Committee may at any time terminate or amend this Plan but not the terms of any outstanding option; provided, however, that the Committee shall not, without the approval of the shareholders of the Company, increase the total number of Shares available under this Plan (except by operation of the provisions of Sections 4 and 11 above) or change the class of persons eligible to receive Options. In any case, no amendment of this Plan may adversely affect any then outstanding Options or any unexercised portions thereof without the written consent of Optionee.

     16. TERM OF PLAN. Options may be granted pursuant to this Plan from time to time within a period of ten (10) years from the date this Plan is adopted by the Board of Directors.

     17. CERTAIN DEFINITIONS. As used in this Plan, the following terms shall have the following meanings:

        17.1 "Parent" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if, at the time of the granting of the Option, each of such corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

        17.2 "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of granting of the Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

        17.3 "Affiliate" means any corporation that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, another corporation, where "control" (including the terms "controlled by" and "under common control with") means the possession, direct or indirect, of the power to cause the direction of the management and policies of the corporation, whether through the ownership of voting securities, by contract or otherwise.

        17.4 "Fair Market Value" shall mean the fair market value of the Shares as determined by the Committee from time to time in good faith. If a public market exists for the Shares, the Fair Market Value shall be the average of the last reported bid and asked prices for the common stock of the Company on the last trading day prior to the date of determination, or, in the event the common stock of the Company is listed on the Nasdaq National Market, the Fair Market Value shall be the average of the high and low prices of the common stock on the option grant date as quoted on the Nasdaq National Market and reported in The Wall Street Journal.

                                                                   INITIAL GRANT


                          VERITAS SOFTWARE CORPORATION

                    DIRECTORS NONQUALIFIED STOCK OPTION GRANT


Optionee:
                                            ------------------------------------
Address:
                                            ------------------------------------

Total Shares Subject to Option:                             25,000
                                            ------------------------------------

Exercise Price Per Share:
                                            ------------------------------------

Date of Grant:
                                            ------------------------------------

Expiration Date:
                                            ------------------------------------


        1. GRANT OF OPTION. VERITAS SOFTWARE CORPORATION, a Delaware corporation (the "Company"), has granted to the optionee named above ("Optionee") an option (this "Option") to purchase the total number of shares of Common Stock of the Company set forth above (the "Shares") at the exercise price per share set forth above (the "Exercise Price"), subject to all of the terms and conditions of this Grant and the Company's 1993 Directors Stock Option Plan, as amended through October 14, 1999 (the "Plan"). Unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed to them in the Plan.

        2. EXERCISE PERIOD OF OPTION. Subject to the terms and conditions of the Plan and this Grant, this Option shall be exercisable immediately upon the Date of Grant and thereafter, subject to earlier termination in accordance with
Section 4 below. This Option shall be exercisable until the Expiration Date, subject to earlier termination in accordance with Section 4 below. Shares that are exercised but that have not yet vested in accordance with this Section 2 ("Unvested Shares"), shall be subject to a right of repurchase in the Company at the Exercise Price that lapses as such exercised Shares vest. Subject to the terms and conditions of the Plan and this Grant, this Option will vest as to 521 Shares subject to it on the last day of each calendar month (not to exceed 6,250 Shares per year). This Option shall fully vest as to any Shares that remain unvested on the day immediately preceding the tenth anniversary of the Start Date.

        3. RESTRICTION ON EXERCISE. This Option may not be exercised unless such exercise is in compliance with the 1933 Securities Act, and all applicable state securities laws, as they are in effect on the date of exercise, and the requirements of any stock exchange or national market system on which the Company's Common Stock may be listed at the time of exercise. Optionee understands that the Company is under no obligation to register,

                                                  VERITAS Software Corporation
                                                  Director's Nonqualified
                                                  Stock Option Grant
                                                  Initial Grant



qualify or list the Shares with the SEC, any state securities commission or any stock exchange or national market system to effect such compliance. No fractional shares shall be issued upon exercise of this Option.

        4. TERMINATION OF OPTION. Except as provided below in this Section, this Option shall terminate and may not be exercised on or after the date Optionee ceases to be a Board Member or a consultant of the Company. The date on which Optionee ceases to be a Board Member or a consultant of the Company shall be referred to as the "Termination Date."

             4.1 Termination Generally. If Optionee ceases to be a Board Member or a consultant of the Company for any reason except for Optionee's death or disability, within the meaning of Section 22(e)(3) of the Code, this Option, to the extent (and only to the extent) that it is vested in accordance with Section 2 above on the Termination Date, may be exercised by Optionee within six (6) months after the Termination Date, but in no event later than the Expiration Date.

             4.2 Death or Disability. If Optionee ceases to be a Board Member or a consultant of the Company because of the death of Optionee or the disability of Optionee, within the meaning of Section 22(e)(3) of the Code, this Option, to the extent (and only to the extent) that it is vested in accordance with Section 2 above on the Termination Date, may be exercised by Optionee (or Optionee's legal representative) within twelve (12) months after the Termination Date, but in no event later than the Expiration Date.

        5. MANNER OF EXERCISE.

             5.1 Exercise Agreement. This Option shall be exercisable by delivery to the Company of an executed written Directors Stock Option Exercise Agreement in the form attached hereto as Exhibit A, or in such other form as may be approved by the Board or the committee thereof that administers the Plan, which shall set forth Optionee's election to exercise some or all of this Option, the number of Shares being purchased, any restrictions imposed on the Shares and such other representations and agreements as may be required by the Company to comply with applicable securities laws.

             5.2 Payment. Payment for the Shares may be made (a) in cash or by check; (b) by surrender of shares of Common Stock of the Company that have been owned by Optionee for more than six (6) months (and which have been paid for within the meaning of SEC Rule 144 and, if such shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such shares) or were obtained by Optionee in the open public market; (c) by waiver of compensation due or accrued to Optionee for services rendered; (d) provided that a public market for the Company's stock exists, through a "same day sale" commitment from Optionee and a broker-dealer that is a member of the National Association of Securities Dealers (an "NASD Dealer") whereby Optionee irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased to pay for the Exercise Price and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company; (e) provided that a public market for the Company's stock exists, through a "margin" commitment from Optionee and an NASD Dealer whereby Optionee irrevocably elects to exercise the Option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company; or (f) by any combination of the foregoing.

             5.3 Withholding Taxes. Prior to the issuance of the Shares upon exercise of this Option, Optionee shall pay or make adequate provision for any applicable federal or state withholding obligations of the Company.

             5.4 Issuance of Shares. Provided that such notice and payment are in form and substance satisfactory to counsel for the Company, the Company shall cause the Shares to be issued in the name of Optionee or Optionee's legal representative.

        6. COMPANY'S RIGHT OF REPURCHASE. The Company reserves a right to repurchase Unvested Shares at the Exercise Price at any time within ninety (90) days after Optionee's Termination Date for cash and/or cancellation of purchase money indebtedness.

        7. NONTRANSFERABILITY OF OPTION. During the lifetime of Optionee, this Option shall be exercisable only by Optionee or by Optionee's guardian or legal representative, unless otherwise permitted by the Committee. No Option may be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent and distribution.

        8. INTERPRETATION. Any dispute regarding the interpretation of this Grant shall be submitted by Optionee or the Company to the Board or the committee thereof that administers the Plan, which shall review such dispute at its next regular meeting. The resolution of such a dispute by the Board or committee shall be final and binding on the Company and on Optionee. Nothing in the Plan or this Grant shall confer on Optionee any right to continue as a Board Member, employee, officer or consultant of the Company.

        9. ENTIRE AGREEMENT. The Plan and the Directors Stock Option Exercise Agreement are incorporated herein by this reference. This Grant, the Plan and the Directors Stock Option Exercise Agreement constitute the entire agreement of the parties hereto and supersede all prior undertakings and agreements with respect to the subject matter hereof.


                                     VERITAS SOFTWARE CORPORATION


                                     By:
                                         ---------------------------------------
                                     Name:
                                          --------------------------------------
                                     Title:
                                           -------------------------------------


                                   ACCEPTANCE

        Optionee hereby acknowledges receipt of a copy of the Plan, represents that Optionee has read and understands the terms and provisions thereof, and accepts this Option subject to all the terms and conditions of the Plan and this Grant. Optionee acknowledges that there may be adverse tax consequences upon exercise of this Option or disposition of the Shares and that Optionee should consult a qualified tax advisor prior to such exercise or disposition.



                                       ---------------------------------
                                                   Optionee

                                                                   INITIAL GRANT

                                    EXHIBIT A

                          VERITAS SOFTWARE CORPORATION


                    DIRECTORS STOCK OPTION EXERCISE AGREEMENT



        This Agreement is made this ___ day of ____________, _____ between VERITAS Software Corporation (the "Company"), and the optionee named below ("Optionee") with respect to the Directors Nonqualified Stock Option Grant dated as of the Date of Option Grant set forth below (the "Grant") issued to Optionee under the Company's 1993 Directors Stock Option Plan, as amended through October 14, 1999 (the "Plan"). Capitalized terms used herein that are not defined herein have the definitions ascribed to them in the Plan or the Grant.


Optionee:
                                 -----------------------------------------------

Social Security Number:
                                 -----------------------------------------------

Address:
                                 -----------------------------------------------

Number of Shares Purchased:
                                 -----------------------------------------------

Price per Share:
                                 -----------------------------------------------

Aggregate Purchase Price:
                                 -----------------------------------------------

Date of Option Grant:
                                 -----------------------------------------------


Optionee hereby delivers to the Company the Aggregate Purchase Price, to the extent permitted in the Grant, as follows (check as applicable and complete):

[ ] in cash or check in the amount of $_________, receipt of which is acknowledged by the Company;

[ ] by delivery of ________ fully-paid, nonassessable and vested shares of the Common Stock of the Company owned by Optionee for at least six (6) months prior to the date hereof (and which have been paid for within the meaning of SEC Rule 144), or obtained by Optionee in the open public market, and owned free and clear of all liens, claims, encumbrances or security interests, valued at the current Fair Market Value of $______ per share;

                                                  VERITAS Software Corporation
                                                  Director's Nonqualified
                                                  Stock Option Grant
                                                  Initial Grant



[ ] by the waiver hereby of compensation due or accrued to Optionee for services rendered in the amount of $______________;

[ ] through a "same-day-sale" commitment, delivered herewith, from Optionee and the NASD Dealer named therein in the amount of $____________; or

[ ] through a "margin" commitment, delivered herewith from Optionee and the NASD Dealer named therein in the amount of $______________.

Optionee hereby also delivers to the Company (i) this executed Agreement. If the Option is being exercised with respect to Shares in which the Option has not yet vested, Optionee hereby also delivers to the Company two (2) copies of a blank Stock Power and Assignment Separate from Stock Certificate in the form of
Exhibit 1 attached hereto (the "Stock Powers"), both executed by Optionee (and Optionee's spouse, if any).

Upon its receipt of the Aggregate Purchase Price and all the documents to be executed and delivered by Optionee to the Company under the above paragraph, the Company will issue a duly executed stock certificate evidencing the Shares in the name of Optionee to be placed in escrow as provided in Section 3 below until expiration or termination of the Company's Repurchase Option described in
Section 2 below.

The Company and Optionee hereby agree as follows:

        1. PURCHASE OF SHARES. On this date and subject to the terms and conditions of this Agreement, Optionee hereby exercises the Grant with respect to the Number of Shares Purchased set forth above of the Company's Common Stock (the "Shares") at an aggregate purchase price equal to the Aggregate Purchase Price set forth above and the Price per Share set forth above. The term "Shares" refers to the Shares purchased under this Agreement and includes all securities received in replacement of the Shares and as a result of stock dividends or stock splits in respect of the Shares.

        2. COMPANY'S RIGHT OF REPURCHASE. On the terms and conditions set forth in this Section, the Company, or its assignee, reserves the right to repurchase Shares that are exercised pursuant to this Agreement that are not vested, in accordance with Section 2 of the Grant, on Optionee's Termination Date (the "Unvested Shares") (the "Repurchase Option") if Optionee ceases to be a Board Member or a consultant to the Company for any reason, or no reason, including without limitation Optionee's death, disability within the meaning of Code
Section 22(3)(3), voluntary resignation or termination by the Company with or without cause.

             2.1 Termination and Termination Date. The Committee shall have discretion to determine whether Optionee has ceased to be a Board Member or a consultant to the Company and Optionee's Termination Date.

             2.2 Exercise of Repurchase Option. At any time within ninety (90) days after the Optionee's Termination Date, the Company, or its assignee, may elect to repurchase the

Optionee's Unvested Shares by giving Optionee written notice of the Company's exercise of the Repurchase Option.

             2.3 Calculation of Repurchase Price. The Company or its assignee shall have the option to repurchase from Optionee (or from Optionee's personal representative as the case may be) the Unvested Shares at the Optionee's Exercise Price, proportionately adjusted for any stock split or similar change in the capital structure of the Company as set forth in Section 11 of the Plan.

             2.4 Payment of Repurchase Price. The repurchase price shall be payable, at the option of the Company or its assignee, by check or by cancellation of all or a portion of any outstanding indebtedness of Optionee to the Company or such assignee, or by any combination thereof. The repurchase price shall be paid without interest within sixty (60) days after exercise of the Repurchase Option.

             2.5 Right of Termination Unaffected. Nothing in this Agreement shall be construed to limit or otherwise affect in any manner whatsoever the right or power of the Company (or any Parent or Subsidiary of the Company) to terminate Optionee's relationship with Company (or the Parent or Subsidiary of the Company) at any time, for any reason or no reason, with or without cause.

        3. ESCROW. As security for Optionee's faithful performance of this Agreement, Optionee agrees, immediately upon receipt of the stock certificate(s) evidencing the Shares, to deliver such certificate(s), together with the Stock Powers executed by Optionee and by Optionee's spouse, if any (with the date and number of Shares left blank), to the Secretary of the Company or other designee of the Company ("Escrow Holder"), who is hereby appointed to hold such certificate(s) and Stock Powers in escrow and to take all such actions and to effectuate all such transfers and/or releases of such Shares as are in accordance with the terms of this Agreement. Optionee and the Company agree that Escrow Holder will not be liable to any party to this Agreement (or to any other party) for any actions or omissions unless Escrow Holder is grossly negligent or intentionally fraudulent in carrying out the duties of Escrow Holder under this Agreement. Escrow Holder may rely upon any letter, notice or other document executed by any signature purported to be genuine and may rely on the advice of counsel and obey any order of any court with respect to the transactions contemplated by this Agreement. The Shares will be released from escrow upon termination in full of the Repurchase Option. At Optionee's request, the Escrow Holder will release the Shares from escrow after the Shares have vested.

        4. REPRESENTATIONS OF OPTIONEE. Optionee represents and warrants to the Company that Optionee acknowledges that Optionee has received, read and understood the Plan and the Grant and agrees to abide by and be bound by their terms and conditions.

        5. COMPLIANCE WITH SECURITIES LAWS. Optionee understands that the Shares have been registered on Form S-8 under the 1933 Securities Act.

        6. RESTRICTIVE LEGENDS AND STOP-TRANSFER ORDERS.

             6.1 Legends. Optionee understands and agrees that the Company will place the legends set forth below or similar legends on any stock certificate(s) evidencing the Shares, together with any other legends that may be required by state or federal securities laws, the Company's Articles of Incorporation or Bylaws, any other agreement between Optionee and the Company.

             THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A RIGHT OF REPURCHASE OPTION HELD BY THE ISSUER AND/OR ITS ASSIGNEE(S) AS SET FORTH IN A DIRECTORS STOCK OPTION EXERCISE AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH RIGHT OF REPURCHASE IS BINDING ON TRANSFEREES OF THESE SHARES.

             6.2 Stop-Transfer Instructions. Optionee understands and agrees that, to ensure compliance with the restrictions imposed by this Agreement, the Company may issue appropriate "stop-transfer" instructions to its transfer agent, if any, and if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

             6.3 Refusal to Transfer. The Company will not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such Shares, or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares have been so transferred.

        7. TAX CONSEQUENCES. OPTIONEE UNDERSTANDS THAT OPTIONEE MAY SUFFER ADVERSE TAX CONSEQUENCES AS A RESULT OF OPTIONEE'S PURCHASE OR DISPOSITION OF THE SHARES. OPTIONEE REPRESENTS THAT OPTIONEE HAS CONSULTED WITH ANY TAX CONSULTANT(S) OPTIONEE DEEMS ADVISABLE IN CONNECTION WITH THE PURCHASE OR DISPOSITION OF THE SHARES AND THAT OPTIONEE IS NOT RELYING ON THE COMPANY FOR ANY TAX ADVICE. IN PARTICULAR, OPTIONEE REPRESENTS THAT OPTIONEE HAS CONSULTED WITH OPTIONEE'S TAX ADVISORS CONCERNING THE ADVISABILITY OF FILING A SECTION 83(b) ELECTION WITH THE INTERNAL REVENUE SERVICE.

             7.1 Section 83(b) Election for Unvested Shares. With respect to Unvested Shares, which are subject to the Repurchase Option, unless an election is filed by Optionee with the Internal Revenue Service (and, if necessary, the proper state taxing authorities), within 30 days of the purchase of the Unvested Shares, electing pursuant to Section 83(b) of the Internal Revenue Code (and similar state tax provisions, if applicable) to be taxed currently on any difference between the Exercise Price of the Unvested Shares and their Fair Market Value on the date of purchase, there may be a recognition of taxable income to the Optionee, measured by the excess, if any, of the Fair Market Value of the Unvested Shares at the time they cease to be Unvested Shares, over the Exercise Price of the Unvested Shares. A Section 83(b) election form is attached hereto as Exhibit 4.

        8. ENTIRE AGREEMENT. The Plan and Grant are incorporated herein by reference. This Agreement, the Plan and the Grant constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and are governed by California law except for that body of law pertaining to conflict of laws.

        9. TITLE. Optionee desires to take title to the Shares as follows:

             ( )Individual, as separate property
             ( )Husband and wife, as community property
             ( )Husband and wife, as Joint Tenants
             ( )Husband and wife, as Tenants in Common

The exact spelling of name(s) under which title to the Shares is to be taken is:_______________________________________________________________________
________________________________________________________________________________


Submitted by:                                      Accepted by:


OPTIONEE:                                          VERITAS SOFTWARE CORPORATION
         -----------------------------------
                    (print name)

---------------------------------------------      By
                  (signature)                         --------------------------

Dated:                                             Dated
       --------------------------------------            -----------------------

                                LIST OF EXHIBITS


Exhibit 1: Stock Power and Assignment Separate from Stock Certificate

Exhibit 2: Copy of Optionee's Check or other Evidence of Optionee's Payment of
           Exercise Price

Exhibit 3: Section 83(b) Election

                                                                   INITIAL GRANT


                                    EXHIBIT 1

                           STOCK POWER AND ASSIGNMENT
                         SEPARATE FROM STOCK CERTIFICATE

                                                                   INITIAL GRANT


                           STOCK POWER AND ASSIGNMENT
                         SEPARATE FROM STOCK CERTIFICATE


             FOR VALUE RECEIVED and pursuant to that certain Directors Stock Option Exercise Agreement dated as of _______________, _____, (the "Agreement"), the undersigned hereby sells, assigns and transfers unto _______________________________, shares of the Common Stock of VERITAS Software Corporation (the "Company"), standing in the undersigned's name on the books of the Company represented by Certificate No(s). ______ delivered herewith, and does hereby irrevocably constitute and appoint the Secretary of the Company as the undersigned's attorney-in-fact, with full power of substitution, to transfer said stock on the books of the Company. THIS ASSIGNMENT MAY ONLY BE USED AS AUTHORIZED BY THE AGREEMENT AND ANY EXHIBITS THERETO.


Dated:  _______________, ______

                                                   OPTIONEE


                                                   -----------------------------
                                                   (Signature)

                                                   -----------------------------
                                                   (Please Print Name)

                                                   -----------------------------
                                                   (Spouse's Signature, if any)

                                                   -----------------------------
                                                   (Please Print Spouse's Name)



INSTRUCTIONS: Please do not fill in any blanks other than the signature line. The purpose of this Stock Power and Assignment is to enable the Company to acquire the shares upon exercise of its "Repurchase Option" set forth in the Agreement without requiring additional signatures on the part of the Optionee or Optionee's Spouse, if any.

                                                                   INITIAL GRANT


                                    EXHIBIT 2

                   COPY OF OPTIONEE'S CHECK OR OTHER EVIDENCE
                     OF OPTIONEE'S PAYMENT OF EXERCISE PRICE

                                                                   INITIAL GRANT


                                    EXHIBIT 3

                             SECTION 83(b) ELECTION

                 [FOR REGULAR INCOME TAX - NONQUALIFIED OPTIONS]

                       ELECTION UNDER SECTION 83(b) OF THE
                              INTERNAL REVENUE CODE

The undersigned Taxpayer hereby elects, pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended, to include the excess, if any, of the fair market value of the property described below at the time of transfer over the amount paid for such property, as compensation for services in the calculation of regular gross income.

1.    TAXPAYER'S NAME:
                               -------------------------------------------------
      TAXPAYER'S ADDRESS:
                               -------------------------------------------------
                               -------------------------------------------------
      SOCIAL SECURITY NUMBER:
                               -------------------------------------------------

2. The property with respect to which the election is made is described as follows: _______ shares of Common Stock of VERITAS Software Corporation (the "Company") which were transferred upon Taxpayer's exercise of an option granted by the Company to Taxpayer in connection with the performance of Taxpayer's services for the Company.

3. The date on which the shares were transferred pursuant to the exercise of the option was ________, _____ and this election is made for calendar year
      _____.

4. The shares received upon exercise of the option are subject to the following restrictions: The Company may repurchase all or a portion of the shares at the Taxpayer's original purchase price under certain conditions at the time of Taxpayer's termination of services with the Company.

5. The fair market value of the shares (without regard to restrictions other than restrictions which by their terms will never lapse) was $___ per share at the time of exercise of the option.

6. The amount paid for such shares upon exercise of the option was $___ per share.

7.    The Taxpayer has submitted a copy of this statement to the Company.

THIS ELECTION MUST BE FILED WITH THE INTERNAL REVENUE SERVICE ("IRS"), AT THE OFFICE WHERE THE TAXPAYER FILES ANNUAL INCOME TAX RETURNS, WITHIN 30 DAYS AFTER THE DATE OF TRANSFER OF THE SHARES, AND MUST ALSO BE FILED WITH THE TAXPAYER'S INCOME TAX RETURNS FOR THE CALENDAR YEAR. THE ELECTION CANNOT BE REVOKED WITHOUT THE CONSENT OF THE IRS.

Dated:
      ---------------------------           ------------------------------------
                                            Taxpayer's Signature

                                                                 SUCCEEDING
                                                                    GRANT


                                                                 GRANT NO.:


                          VERITAS SOFTWARE CORPORATION

                    DIRECTORS NONQUALIFIED STOCK OPTION GRANT


Optionee:

Social Security Number:

Address:

Total Shares Subject to Option:

Exercise Price Per Share:

Date of Grant:

Expiration Date:


        1. GRANT OF OPTION. VERITAS SOFTWARE CORPORATION, a Delaware corporation (the "Company"), has granted to the optionee named above ("Optionee") an option (this "Option") to purchase the total number of shares of Common Stock of the Company set forth above (the "Shares") at the exercise price per share set forth above (the "Exercise Price"), subject to all of the terms and conditions of this Grant and the Company's 1993 Directors Stock Option Plan, as amended through October 14, 1999 (the "Plan"). Unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed to them in the Plan.

        2. EXERCISE PERIOD OF OPTION. Subject to the terms and conditions of the Plan and this Grant, this Option shall be exercisable immediately upon the Date of Grant and thereafter, subject to earlier termination in accordance with
Section 4 below. This Option shall be exercisable until the Expiration Date, subject to earlier termination in accordance with Section 4 below. Shares that are exercised but that have not yet vested in accordance with this Section 2 ("Unvested Shares"), shall be subject to a right of repurchase in the Company at the Exercise Price that lapses as such exercised Shares vest. Subject to the terms and conditions of the Plan and this Grant, this Option will vest as to 135 Shares per calendar month (not to exceed 1,625 Shares per year). This Option shall fully vest as to any Shares that remain unvested on the day immediately preceding the tenth anniversary of the Start Date.

                                                  VERITAS Software Corporation
                                                  Director's Nonqualified
                                                  Stock Option Grant
                                                  Succeeding Grant



        3. RESTRICTION ON EXERCISE. This Option may not be exercised unless such exercise is in compliance with the 1933 Securities Act, and all applicable state securities laws, as they are in effect on the date of exercise, and the requirements of any stock exchange or national market system on which the Company's Common Stock may be listed at the time of exercise. Optionee understands that the Company is under no obligation to register, qualify or list the Shares with the SEC, any state securities commission or any stock exchange or national market system to effect such compliance. No fractional shares shall be issued upon exercise of this Option.

        4. TERMINATION OF OPTION. Except as provided below in this Section, this Option shall terminate and may not be exercised on or after the date Optionee ceases to be a Board Member or a consultant of the Company. The date on which Optionee ceases to be a Board Member or a consultant of the Company shall be referred to as the "Termination Date."

             4.1 Termination Generally. If Optionee ceases to be a Board Member or a consultant of the Company for any reason except for Optionee's death or disability, within the meaning of Section 22(e)(3) of the Code, this Option, to the extent (and only to the extent) that it is vested in accordance with Section 2 above on the Termination Date, may be exercised by Optionee within six (6) months after the Termination Date, but in no event later than the Expiration Date.

             4.2 Death or Disability. If Optionee ceases to be a Board Member or a consultant of the Company because of the death of Optionee or the disability of Optionee, within the meaning of Section 22(e)(3) of the Code, this Option, to the extent (and only to the extent) that it is vested in accordance with Section 2 above on the Termination Date, may be exercised by Optionee (or Optionee's legal representative) within twelve (12) months after the Termination Date, but in no event later than the Expiration Date.

        5. MANNER OF EXERCISE.

             5.1 Exercise Agreement. This Option shall be exercisable by delivery to the Company of an executed written Directors Stock Option Exercise Agreement in the form attached hereto as Exhibit A, or in such other form as may be approved by the Board or the committee thereof that administers the Plan, which shall set forth Optionee's election to exercise some or all of this Option, the number of Shares being purchased, any restrictions imposed on the Shares and such other representations and agreements as may be required by the Company to comply with applicable securities laws.

             5.2 Payment. Payment for the Shares may be made (a) in cash or by check; (b) by surrender of shares of Common Stock of the Company that have been owned by Optionee for more than six (6) months (and which have been paid for within the meaning of SEC Rule 144 and, if such shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such shares) or were obtained by Optionee in the open public market; (c) by waiver of compensation due or accrued to Optionee for services rendered; (d) provided that a public market for the Company's stock exists, through a

"same day sale" commitment from Optionee and a broker-dealer that is a member of the National Association of Securities Dealers (an "NASD Dealer") whereby Optionee irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased to pay for the Exercise Price and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company; (e) provided that a public market for the Company's stock exists, through a "margin" commitment from Optionee and an NASD Dealer whereby Optionee irrevocably elects to exercise the Option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company; or (f) by any combination of the foregoing.

             5.3 Withholding Taxes. Prior to the issuance of the Shares upon exercise of this Option, Optionee shall pay or make adequate provision for any applicable federal or state withholding obligations of the Company.

             5.4 Issuance of Shares. Provided that such notice and payment are in form and substance satisfactory to counsel for the Company, the Company shall cause the Shares to be issued in the name of Optionee or Optionee's legal representative.

        6. COMPANY'S RIGHT OF REPURCHASE. The Company reserves a right to repurchase Unvested Shares at the Exercise Price at any time within ninety (90) days after Optionee's Termination Date for cash and/or cancellation of purchase money indebtedness.

        7. NONTRANSFERABILITY OF OPTION. During the lifetime of Optionee, this Option shall be exercisable only by Optionee or by Optionee's guardian or legal representative, unless otherwise permitted by the Committee. No Option may be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent and distribution.

        8. INTERPRETATION. Any dispute regarding the interpretation of this Grant shall be submitted by Optionee or the Company to the Board or the committee thereof that administers the Plan, which shall review such dispute at its next regular meeting. The resolution of such a dispute by the Board or committee shall be final and binding on the Company and on Optionee. Nothing in the Plan or this Grant shall confer on Optionee any right to continue as a Board Member, employee, officer or consultant of the Company.

        9. ENTIRE AGREEMENT. The Plan and the Directors Stock Option Exercise Agreement are incorporated herein by this reference. This Grant, the Plan and the Directors Stock Option Exercise Agreement constitute the entire agreement of the parties hereto and supersede all prior undertakings and agreements with respect to the subject matter hereof.


                                        VERITAS SOFTWARE CORPORATION


                                        By:
                                             -----------------------------------
                                        Name:           Ken Lonchar
                                              ----------------------------------

                                        Title:      Chief Financial Officer
                                              ----------------------------------


                                   ACCEPTANCE

        Optionee hereby acknowledges receipt of a copy of the Plan, represents that Optionee has read and understands the terms and provisions thereof, and accepts this Option subject to all the terms and conditions of the Plan and this Grant. Optionee acknowledges that there may be adverse tax consequences upon exercise of this Option or disposition of the Shares and that Optionee should consult a qualified tax advisor prior to such exercise or disposition.



                                          ---------------------------------
                                                      Optionee

                                    EXHIBIT A

                          VERITAS SOFTWARE CORPORATION

                    DIRECTORS STOCK OPTION EXERCISE AGREEMENT

        This Agreement is made this ___ day of ____________, _____ between VERITAS Software Corporation (the "Company"), and the optionee named below ("Optionee") with respect to the Directors Nonqualified Stock Option Grant dated as of the Date of Option Grant set forth below (the "Grant") issued to Optionee under the Company's 1993 Directors Stock Option Plan, as amended through October 14, 1999 (the "Plan"). Capitalized terms used herein that are not defined herein have the definitions ascribed to them in the Plan or the Grant.


Optionee:
                                        ----------------------------------------

Social Security Number:
                                        ----------------------------------------

Address:
                                        ----------------------------------------

Number of Shares Purchased:
                                        ----------------------------------------

Price per Share:
                                        ----------------------------------------

Aggregate Purchase Price:
                                        ----------------------------------------

Date of Option Grant:
                                        ----------------------------------------


Optionee hereby delivers to the Company the Aggregate Purchase Price, to the extent permitted in the Grant, as follows (check as applicable and complete):

[ ] in cash or check in the amount of $_________, receipt of which is acknowledged by the Company;

[ ] by delivery of ________ fully-paid, nonassessable and vested shares of the Common Stock of the Company owned by Optionee for at least six (6) months prior to the date hereof (and which have been paid for within the meaning of SEC Rule 144), or obtained by Optionee in the open public market, and owned free and clear of all liens, claims, encumbrances or security interests, valued at the current Fair Market Value of $______ per share;

[ ] by the waiver hereby of compensation due or accrued to Optionee for services rendered in the amount of $______________;

[ ] through a "same-day-sale" commitment, delivered herewith, from Optionee and the NASD Dealer named therein in the amount of $____________; or

[ ] through a "margin" commitment, delivered herewith from Optionee and the NASD Dealer named therein in the amount of $______________.

Optionee hereby also delivers to the Company (i) this executed Agreement. If the Option is being exercised with respect to Shares in which the Option has not yet vested, Optionee hereby also delivers to the Company two (2) copies of a blank Stock Power and Assignment Separate from Stock Certificate in the form of
Exhibit 1 attached hereto (the "Stock Powers"), both executed by Optionee (and Optionee's spouse, if any).

Upon its receipt of the Aggregate Purchase Price and all the documents to be executed and delivered by Optionee to the Company under the above paragraph, the Company will issue a duly executed stock certificate evidencing the Shares in the name of Optionee to be placed in escrow as provided in Section 3 below until expiration or termination of the Company's Repurchase Option described in
Section 2 below.

The Company and Optionee hereby agree as follows:

        1. PURCHASE OF SHARES. On this date and subject to the terms and conditions of this Agreement, Optionee hereby exercises the Grant with respect to the Number of Shares Purchased set forth above of the Company's Common Stock (the "Shares") at an aggregate purchase price equal to the Aggregate Purchase Price set forth above and the Price per Share set forth above. The term "Shares" refers to the Shares purchased under this Agreement and includes all securities received in replacement of the Shares and as a result of stock dividends or stock splits in respect of the Shares.

        2. COMPANY'S RIGHT OF REPURCHASE. On the terms and conditions set forth in this Section, the Company, or its assignee, reserves the right to repurchase Shares that are exercised pursuant to this Agreement that are not vested, in accordance with Section 2 of the Grant, on Optionee's Termination Date (the "Unvested Shares") (the "Repurchase Option") if Optionee ceases to be a Board Member or a consultant to the Company for any reason, or no reason, including without limitation Optionee's death, disability within the meaning of Code
Section 22(3)(3), voluntary resignation or termination by the Company with or without cause.

             2.1 Termination and Termination Date. The Committee shall have discretion to determine whether Optionee has ceased to be a Board Member or a consultant to the Company and Optionee's Termination Date.

             2.2 Exercise of Repurchase Option. At any time within ninety (90) days after the Optionee's Termination Date, the Company, or its assignee, may elect to repurchase the Optionee's Unvested Shares by giving Optionee written notice of the Company's exercise of the Repurchase Option.

             2.3 Calculation of Repurchase Price. The Company or its assignee shall have the option to repurchase from Optionee (or from Optionee's personal representative as the case may be) the Unvested Shares at the Optionee's Exercise Price, proportionately adjusted for any stock split or similar change in the capital structure of the Company as set forth in Section 11 of the Plan.

             2.4 Payment of Repurchase Price. The repurchase price shall be payable, at the option of the Company or its assignee, by check or by cancellation of all or a portion of any outstanding indebtedness of Optionee to the Company or such assignee, or by any combination thereof. The repurchase price shall be paid without interest within sixty (60) days after exercise of the Repurchase Option.

             2.5 Right of Termination Unaffected. Nothing in this Agreement shall be construed to limit or otherwise affect in any manner whatsoever the right or power of the Company (or any Parent or Subsidiary of the Company) to terminate Optionee's relationship with Company (or the Parent or Subsidiary of the Company) at any time, for any reason or no reason, with or without cause.

        3. ESCROW. As security for Optionee's faithful performance of this Agreement, Optionee agrees, immediately upon receipt of the stock certificate(s) evidencing the Shares, to deliver such certificate(s), together with the Stock Powers executed by Optionee and by Optionee's spouse, if any (with the date and number of Shares left blank), to the Secretary of the Company or other designee of the Company ("Escrow Holder"), who is hereby appointed to hold such certificate(s) and Stock Powers in escrow and to take all such actions and to effectuate all such transfers and/or releases of such Shares as are in accordance with the terms of this Agreement. Optionee and the Company agree that Escrow Holder will not be liable to any party to this Agreement (or to any other party) for any actions or omissions unless Escrow Holder is grossly negligent or intentionally fraudulent in carrying out the duties of Escrow Holder under this Agreement. Escrow Holder may rely upon any letter, notice or other document executed by any signature purported to be genuine and may rely on the advice of counsel and obey any order of any court with respect to the transactions contemplated by this Agreement. The Shares will be released from escrow upon termination in full of the Repurchase Option. At Optionee's request, the Escrow Holder will release the Shares from escrow after the Shares have vested.

        4. REPRESENTATIONS OF OPTIONEE. Optionee represents and warrants to the Company that Optionee acknowledges that Optionee has received, read and understood the Plan and the Grant and agrees to abide by and be bound by their terms and conditions.

        5. COMPLIANCE WITH SECURITIES LAWS. Optionee understands that the Shares have been registered on Form S-8 under the 1933 Securities Act.

        6. RESTRICTIVE LEGENDS AND STOP-TRANSFER ORDERS.

             6.1 Legends. Optionee understands and agrees that the Company will place the legends set forth below or similar legends on any stock certificate(s) evidencing the Shares, together with any other legends that may be required by state or federal securities laws, the Company's Articles of Incorporation or Bylaws, any other agreement between Optionee and the Company.

             THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A RIGHT OF REPURCHASE OPTION HELD BY THE ISSUER AND/OR ITS ASSIGNEE(S) AS SET FORTH IN A DIRECTORS STOCK OPTION EXERCISE AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH RIGHT OF REPURCHASE IS BINDING ON TRANSFEREES OF THESE SHARES.

             6.2 Stop-Transfer Instructions. Optionee understands and agrees that, to ensure compliance with the restrictions imposed by this Agreement, the Company may issue appropriate "stop-transfer" instructions to its transfer agent, if any, and if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

             6.3 Refusal to Transfer. The Company will not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such Shares, or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares have been so transferred.

        7. TAX CONSEQUENCES. OPTIONEE UNDERSTANDS THAT OPTIONEE MAY SUFFER ADVERSE TAX CONSEQUENCES AS A RESULT OF OPTIONEE'S PURCHASE OR DISPOSITION OF THE SHARES. OPTIONEE REPRESENTS THAT OPTIONEE HAS CONSULTED WITH ANY TAX CONSULTANT(S) OPTIONEE DEEMS ADVISABLE IN CONNECTION WITH THE PURCHASE OR DISPOSITION OF THE SHARES AND THAT OPTIONEE IS NOT RELYING ON THE COMPANY FOR ANY TAX ADVICE. IN PARTICULAR, OPTIONEE REPRESENTS THAT OPTIONEE HAS CONSULTED WITH OPTIONEE'S TAX ADVISORS CONCERNING THE ADVISABILITY OF FILING A SECTION 83(b) ELECTION WITH THE INTERNAL REVENUE SERVICE.

             7.1 Section 83(b) Election for Unvested Shares. With respect to Unvested Shares, which are subject to the Repurchase Option, unless an election is filed by Optionee with the Internal Revenue Service (and, if necessary, the proper state taxing authorities), within 30 days of the purchase of the Unvested Shares, electing pursuant to Section 83(b) of the Internal Revenue Code (and similar state tax provisions, if applicable) to be taxed currently on any difference between the Exercise Price of the Unvested Shares and their Fair Market Value on the date of purchase, there may be a recognition of taxable income to the Optionee, measured by the excess, if any, of the Fair Market Value of the Unvested Shares at the time they cease to be Unvested Shares, over the Exercise Price of the Unvested Shares. A Section 83(b) election form is attached hereto as Exhibit 4.

        8. ENTIRE AGREEMENT. The Plan and Grant are incorporated herein by reference. This Agreement, the Plan and the Grant constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and are governed by California law except for that body of law pertaining to conflict of laws.

        9. TITLE. Optionee desires to take title to the Shares as follows:

             ( )Individual, as separate property
             ( )Husband and wife, as community property
             ( )Husband and wife, as Joint Tenants
             ( )Husband and wife, as Tenants in Common

The exact spelling of name(s) under which title to the Shares is to be taken is:_______________________________________________________________________
________________________________________________________________________________

Submitted by:                                      Accepted by:


OPTIONEE:                                          VERITAS SOFTWARE CORPORATION
         -----------------------------------
                  (print name)

---------------------------------------------      By:
                  (signature)                         --------------------------

Dated:                                             Dated:
       --------------------------------------            -----------------------

                                LIST OF EXHIBITS


Exhibit 1:   Stock Power and Assignment Separate from Stock Certificate

Exhibit 2: Copy of Optionee's Check or other Evidence of Optionee's Payment of Exercise Price

Exhibit 3:   Section 83(b) Election

                                    EXHIBIT 1

                           STOCK POWER AND ASSIGNMENT
                         SEPARATE FROM STOCK CERTIFICATE

                           STOCK POWER AND ASSIGNMENT

                         SEPARATE FROM STOCK CERTIFICATE


             FOR VALUE RECEIVED and pursuant to that certain Directors Stock Option Exercise Agreement dated as of _______________, _____, (the "Agreement"), the undersigned hereby sells, assigns and transfers unto _______________________________, shares of the Common Stock of VERITAS Software Corporation (the "Company"), standing in the undersigned's name on the books of the Company represented by Certificate No(s). ______ delivered herewith, and does hereby irrevocably constitute and appoint the Secretary of the Company as the undersigned's attorney-in-fact, with full power of substitution, to transfer said stock on the books of the Company. THIS ASSIGNMENT MAY ONLY BE USED AS AUTHORIZED BY THE AGREEMENT AND ANY EXHIBITS THERETO.


Dated:                 ,
       ----------------, ------


                                                   OPTIONEE


                                                   -----------------------------
                                                   (Signature)

                                                   -----------------------------
                                                   (Please Print Name)


                                                   -----------------------------
                                                   (Spouse's Signature, if any)

                                                   -----------------------------
                                                   (Please Print Spouse's Name)



INSTRUCTIONS: Please do not fill in any blanks other than the signature line. The purpose of this Stock Power and Assignment is to enable the Company to acquire the shares upon exercise of its "Repurchase Option" set forth in the Agreement without requiring additional signatures on the part of the Optionee or Optionee's Spouse, if any.

                                    EXHIBIT 2

                   COPY OF OPTIONEE'S CHECK OR OTHER EVIDENCE
                     OF OPTIONEE'S PAYMENT OF EXERCISE PRICE

                                    EXHIBIT 3

                             SECTION 83(b) ELECTION

                 [FOR REGULAR INCOME TAX - NONQUALIFIED OPTIONS]

                       ELECTION UNDER SECTION 83(b) OF THE
                              INTERNAL REVENUE CODE

The undersigned Taxpayer hereby elects, pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended, to include the excess, if any, of the fair market value of the property described below at the time of transfer over the amount paid for such property, as compensation for services in the calculation of regular gross income.

1.    TAXPAYER'S NAME:
                                 -----------------------------------------------
      TAXPAYER'S ADDRESS:
                                 -----------------------------------------------

                                 -----------------------------------------------
      SOCIAL SECURITY NUMBER:
                                 -----------------------------------------------


2. The property with respect to which the election is made is described as follows: _______ shares of Common Stock of VERITAS Software Corporation (the "Company") which were transferred upon Taxpayer's exercise of an option granted by the Company to Taxpayer in connection with the performance of Taxpayer's services for the Company.

3. The date on which the shares were transferred pursuant to the exercise of the option was ________, _____ and this election is made for calendar year
      _____.

4. The shares received upon exercise of the option are subject to the following restrictions: The Company may repurchase all or a portion of the shares at the Taxpayer's original purchase price under certain conditions at the time of Taxpayer's termination of services with the Company.

5. The fair market value of the shares (without regard to restrictions other than restrictions which by their terms will never lapse) was $___ per share at the time of exercise of the option.

6. The amount paid for such shares upon exercise of the option was $___ per share.

7.    The Taxpayer has submitted a copy of this statement to the Company.

THIS ELECTION MUST BE FILED WITH THE INTERNAL REVENUE SERVICE ("IRS"), AT THE OFFICE WHERE THE TAXPAYER FILES ANNUAL INCOME TAX RETURNS, WITHIN 30 DAYS AFTER THE DATE OF TRANSFER OF THE SHARES, AND MUST ALSO BE FILED WITH THE TAXPAYER'S INCOME TAX RETURNS FOR THE CALENDAR YEAR. THE ELECTION CANNOT BE REVOKED WITHOUT THE CONSENT OF THE IRS.

Dated:
        -------------------------            -----------------------------------
                                             Taxpayer's Signature



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